Acquisitions	12 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
Acquisitions	Acquisitions
Chaikin
On January 21, 2021, we acquired 90% ownership of Chaikin Holdings LLC (“Chaikin”) a provider of analytical tools and software for investors, for cash of $7,139, net of cash acquired. We acquired Chaikin to expand our product offerings and our customer base. The Chaikin acquisition was accounted for using the acquisition method of accounting for business combinations. The following table summarizes the fair value of assets acquired and liabilities assumed as of the acquisition date:

Cash	$151
Other current assets	138
Customer relationships	3,664
Tradenames	657
Software	247
Goodwill	5,187
Other noncurrent assets	443
Total assets acquired	10,487
Liabilities assumed	(2,387)
Net assets acquired	$8,100

Cash consideration	$7,290
Noncontrolling interest	810
Total consideration	$8,100
The excess purchase consideration over the fair values of assets acquired and liabilities assumed was recorded as goodwill. The goodwill arising from the acquisition is largely attributable to synergies which we expect to achieve from cross-marketing and providing complementary products to our existing and acquired customers, and is expected to be fully deductible for tax purposes. The acquired intangible assets of Chaikin are amortized over their estimated useful lives. Accordingly, the trade name will be amortized over 8.5 years and customer relationships will be amortized over 6 years. Amortization for the acquired intangible assets was $648 for the year ended December 31, 2021. Revenue from Chaikin was $7,514 for the year ended December 31, 2021.
TradeSmith
On January 5, 2020, we acquired the noncontrolling interest of 25% in a subsidiary, TradeSmith, to obtain 100% ownership for $9,164, including transaction costs. We incurred transaction costs of $164 during the year ended December 31, 2020 and elected to record these costs as a reduction in equity.